UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 11th, 2014

CANNABICS PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-192759	20-3373669
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

#3 Bethesda Metro Center

Suite 700

Bethesda, Md 20814

(Address of principal executive offices and Zip Code)

877 424-2429

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01     LETTER OF ENGAGEMENT

On December 11th, 2014, Cannabics Pharmaceuticals Inc. executed a Letter of Engagement with Mountain High LLC, a Colorado based company, towards a contemplated IP Licensing Agreement.

Said Letter contemplates several months of cooperation and joint engagement, which if deemed mutually satisfactory, shall lead to a Definitive IP Licensing Agreement for the Company’s advanced cannabinoid administration technology, as embedded in CANNABICS SR medical cannabis capsules, to be exclusively manufactured and distributed by Mountain High LLC within the state of Colorado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16th, 2014

Cannabics Pharmaceuticals Inc.

       /s/ Dr. Zohar Koren

By: Dr. Zohar Koren, Director

       /s/ Dr. Eyal Ballan

By: Dr. Eyal Ballan, Director

       /s/ Itamar Borochov

By: Itamar Borochov, Director

2